ANNUAL REPORT  SEPTEMBER 30, 2001


JPMorgan Funds





SPECIALTY FUNDS

H&Q IPO & Emerging Company Fund



[JPMORGAN FLEMING LOGO]
JPMorgan Fleming
Asset Management

CONTENTS

President's Letter                                         1

JPMorgan H&Q IPO & Emerging Company Fund
Fund Commentary                                            3

Portfolio of Investments                                   6

Fund Financial Statements                                  9




HIGHLIGHTS

- As the reporting period began in October 2000, the formerly red-hot US economy was showing signs of slowing following a series of interest rate increases by the Federal Reserve Board that began in June of 1999.

- The market for initial public offerings (IPOs) felt the impact of the change in investor sentiment away from the "new economy."

- The Fund's Board of Trustees has decided that it is in the best interests of shareholders to modify the Fund's long-term investment strategy away from a thematic focus on initial public offerings and small-company stocks to the less volatile mid-cap arena.

---------------------------------------------------------
NOT FDIC INSURED       May lose value / No bank guarantee
---------------------------------------------------------

H&Q IPO & Emerging Company Fund (the "Fund") is distributed by J.P. Morgan Fund Distributors, Inc..

JPMorgan  SPECIALTY FUNDS


PRESIDENT'S LETTER
                                                                November 8, 2001
Dear Shareholder:

We are pleased to present this annual report for the JPMorgan H&Q IPO & Emerging Company Fund for the year ended September 30, 2001. Inside, you'll find information to assist you in understanding how the Fund performed, including the strategies your Fund manager pursued during the period within the context of the overall market.

A PAINFUL YEAR FOR INVESTORS: ECONOMY SLOWS, MARKET SLUMPS

As the reporting period began in October 2000, the formerly red-hot U.S. economy was showing signs of slowing following a series of increases in the targeted Fed Funds rate by the Federal Reserve Board that began in June of 1999. Despite a change in policy by the Fed, and a series of aggressive cuts, the slowdown continued throughout the reporting period and was particularly pronounced in those sectors of the economy that had grown at such an impressive pace in the late 1990s, specifically technology and telecommunications. At their zenith in early 2000, the prices of many of the stocks in these sectors reflected high expectations of continuing and uninterrupted growth in revenue and earnings. As short- and medium-term prospects have progressively dimmed since then, there has been a painful ratcheting down of earnings expectations and valuations.

For the reporting year, the NASDAQ 100, an unmanaged index of the largest NASDAQ stocks, was down 67.28%. These losses continued through the end of the reporting period, and were particularly sharp in the days immediately following the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001.

SLOWDOWN IN INITIAL PUBLIC OFFERINGS

The market for initial public offerings (IPOs) felt the impact of the change in investor sentiment away from the "new economy." Not only did the overall volume and value of IPOs fall dramatically, but the types of companies investors were willing to support were also quite different than in previous years. As the reporting year progressed, there were some successful IPOs, but these were generally in established companies such as Kraft, John Hancock, MetLife and KPMG as opposed to the Internet-related ventures that were so popular at the height of the IPO bubble in late 1999 and early 2000.

AN IMPORTANT CHANGE IN INVESTMENT STRATEGY

After careful consideration, your Fund's Board of Trustees has decided that it is in the best interests of shareholders to modify the Fund's investment strategy away from a thematic focus on initial public offerings and small-company stocks to the historically less volatile mid-cap arena. In connection therewith, J.P. Morgan Fleming Asset Management (USA) Inc., the Fund's investment adviser, will assume the day-to-day investment decisions for the Fund, and Symphony Asset Management, LLC will no longer be the Fund's sub-adviser. The Fund will also be renamed the JPMorgan Mid Cap Growth Fund. The Fund's new management team will be led by Christopher Jones, who has more than 20 years of experience successfully managing small- and mid-cap portfolios, and will be supported by a research team that averages 15 years of experience.

You should receive a new prospectus that reflects the changes to your Fund in early December. In the meantime, we encourage you to speak with your investment advisor to see if an investment in mid-cap growth stocks is suitable within the context of your overall investment plan. Should you decide to sell your shares, please contact your tax professional to explore any tax consequences.

THE IMPORTANCE OF A LONG-TERM PERSPECTIVE

As we write today, it is likely that the U.S. economy has entered a recession. However, we note that the Fed and leaders in Washington have shown a willingness to take steps to get the U.S. economy back on track. While we certainly face uncertainty ahead, the U.S. government's fiscal position is better than it has been in many years, and the economy has yet to feel the full impact of more stimulative monetary and fiscal policies.

At JPMorgan Fleming Asset Management, we are confident that the economy and markets will prove strong and durable, and we will continue to work to deliver solid risk-adjusted returns and outstanding shareholder services to you as an investor. Should you have any questions about your investment, please feel free to call the JPMorgan Funds Service Center at 800-348-4782 or visit us online at www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Fleming Asset Management, we thank you for your continued investment and we look forward to helping you reach your most important financial goals.

Sincerely yours,

/s/ George Gatch

George Gatch
President
JPMorgan Funds

JPMorgan H&Q IPO & EMERGING COMPANY FUND
As of September 30, 2001 (Unaudited)

HOW THE FUND PERFORMED

JPMorgan H&Q IPO & Emerging Company Fund had a total return of -65.10% (Class A shares, without sales charges) for the year ended September 30, 2001. This compares to a return of -67.28% for the Nasdaq 100, an unmanaged index of the largest Nasdaq stocks, and a return of -21.21% for the unmanaged Russell 2000.

HOW THE FUND WAS MANAGED

At the beginning of the reporting year, the Fund's top ten holdings were all primarily involved in businesses in the broad technology sector. In response to the cautious climate that took hold in the IPO market in the latter part of 2000, as well as rising concerns about the U.S. economic slowdown and its impact on high-growth technology companies, the Fund began increasing its exposure to companies outside of the technology sector. By the end of March 2001, only 55% of assets were invested in the technology sector, down from 75% on January 1, 2001, and this was achieved by allocating assets to IPOs in areas such as energy, oil services, agribusiness and power producers.

As U.S. equity markets stabilized in the second calendar quarter of 2001, the Fund remained defensive, ending with relatively even exposure to technology and non-technology companies. Large holdings such as The Phoenix Company, John Hancock and Orion Power reduced the Fund's volatility.

In the final three months of the reporting year, which were particularly difficult in the technology sector and small company arena, the management team maintained a fairly steady 40% weighting in technology. As tech prices continued to fall, the Fund added to the sector to maintain exposure, but did so on a highly diversified basis. Of the 14 new IPOs in the third quarter of 2001, the Fund established a position in only one, Bunge Limited, a global agribusiness and food company.

LOOKING AHEAD

Of the Fund's top ten holdings at the end of the reporting year, only two were technology names. The largest holding was Kraft, which has been a solid gainer since the Fund acquired it. Reflecting the Fund's more conservative structure, the list of top ten holdings as of September 30, 2001 also included stocks such as The Phoenix Companies, Inc., a large insurer, AT&T Wireless Services, Inc., John Hancock and Monsanto.

Until the change in management takes place on November 30, 2001, the Fund is likely to continue to maintain its current focus on more established non-technology companies while looking for opportunities to buy on weakness within the technology sector.

Past performance is not indicative of future returns. IPO and emerging company shares involve a higher degree of risk not normally associated with offerings of more seasoned companies.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Cash & Cash Equivalents                          (12.4%)
Broker/Dealers                                    (9.9%)
Telecommunications Equipment                     (12.4%)
Telecommunications Servicing                      (0.3%)
Computer Software                                 (7.2%)
Computers--Integrated Systems                     (0.6%)
Electric Components & Equipment                   (4.7%)
Internet Software                                 (5.5%)
Healthcare                                       (12.0%)
REITs                                             (1.6%)
Food                                              (5.7%)
Agriculture                                       (4.3%)
Chemicals                                         (0.7%)
Textiles                                          (6.8%)
Oil & Gas Services                                (2.9%)
Oil & Gas Producers                               (6.0%)
Miscellaneous                                     (7.0%)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. KRAFT FOODS, INC. (5.7%) The subsidiary of Kraft Foods Inc, the company sells food products in 100-plus countries outside the U.S. and Canada. In addition to some of the same products sold by Kraft Foods North America, Kraft Foods products include Jacobs and Carte Noire coffees, as well as Milka and Toblerone confections.

2. CHILIES OFFSHORE, INC. (4.3%) A provider of contract drilling services to the worldwide offshore oil and gas industry. The company currently operates a fleet of three ultra-premium jackup rigs in the Gulf of Mexico, and is presently building its fourth and fifth, which are expected to be delivered next year.

3. PACKAGING CORP. OF AMERICA (4.0%) A manufacturer of containerboard and corrugated packaging, the company produces a wide variety of products, including conventional shipping containers used to protect and transport goods.

4. PHOENIX COMPANIES, INC. (4.0%) Formerly Phoenix Home Life Mutual Insurance, the company markets a range of investment products, including life insurance, mutual funds, and annuities. The company markets most of its products through third-party agents such as Merrill Lynch.

5. CHARLES RIVER (3.8%) Providing research products and services to the pharmaceutical and biotech industries to improve drug discovery and development, the firm mainly markets research models, which accounts for about 60% of sales. The company also provides biomedical products and services, including drug-safety assessment and testing. Charles River sells its products in more than 50 countries.

6. UTSTARCOM, INC. (3.6%) The company, backed by Japanese high-tech giant SOFTBANK, makes and sells wireline and wireless telecommunications access systems, optical transmission products, and related software for building voice and data networks.

7. AT&T WIRELESS SERVICES (3.3%) With over 15 million subscribers, the company is the third largest U.S. mobile phone service provider. It offers services nationwide. As part of parent company AT&T's restructuring, AT&T Wireless was spun off with its own common stock.

8. JOHN HANCOCK (3.2%) Operates fice business segments that offer variable, universal, and term life, as well as group long-term care insurance. The company also offers annuities, mutual funds, and corporate services. The company operates mainly in the U.S. and Canada but has growing business in Asia and the Pacific Rim.

9. TIBCO SOFTWARE, INC. (3.1%) The company's ActiveEnterprise software enables businesses to connect resources with customers and automatically deliver event-driven information in real-time, enabling communication between networks and mobile devices such as cellular phones and handheld computers.

10. MONSANTO CO. (3.1%) An agricultural company which helps farmers grow more crops by applying biotechnology, genomics and molecular breeding techniques to herbicides and seeds. It also produces genetically altered seeds that resists insects and herbicies.

Top 10 equity holdings comprised 38.1% of the Portfolio's market value of Investments. Portfolio holdings are subject to change at any time.

TOTAL RETURNS


                                                 SINCE      TWELVE-MONTH
                                                INCEPTION      PERIOD
                                               (10/29/99-    (10/01/00-
                                                09/30/01)     09/30/01)

 CLASS A SHARES
   WITHOUT SALES CHARGE                        (34.97%)     (65.10%)
   WITH SALES CHARGE                           (36.93%)     (67.10%)

 CLASS B SHARES
   WITHOUT SALES CHARGE                        (35.38%)     (65.30%)
   WITH SALES CHARGE                           (35.38%)     (65.30%)

Maximum front-end sales charge for Class A Shares: 5.75%, maximum contingent deferred sales charge for Class B Shares: 5%, for the period since inception.

GROWTH OF A $10,000 INVESTMENT (10/29/99 TO 9/30/01)

[CHART]



                       JPMORGAN
                  H&Q IPO & EMERGING
                     COMPANY FUND        NASDAQ 100   RUSSELL 2000
                       CLASS A             INDEX          INDEX
10/99                  $10,000              $10,000        $10,000
11/99                  $11,687              $11,248        $10,594
12/99                  $13,402              $14,053        $11,776
01/00                  $13,667              $13,530        $11,577
02/00                  $18,393              $16,171        $13,478
03/00                  $15,248              $16,668        $12,577
04/00                  $11,316              $14,300        $11,811
05/00                   $9,529              $12,598        $11,109
06/00                  $12,630              $14,265        $12,067
07/00                  $11,779              $13,679        $11,680
08/00                  $12,989              $15,454        $12,549
09/00                  $11,826              $13,533        $12,164
10/00                   $9,520              $12,445        $11,611
11/00                   $6,447               $9,504        $10,404
12/00                   $6,821               $8,879        $11,281
01/01                   $7,123               $9,832        $11,859
02/01                   $5,625               $7,236        $11,067
03/01                   $5,113               $5,965        $10,511
04/01                   $5,683               $7,034        $11,322
05/01                   $5,799               $6,825        $11,583
06/01                   $5,538               $6,939        $11,963
07/01                   $5,132               $6,384        $11,309
08/01                   $4,784               $5,572        $10,931
09/01                   $4,126               $4,430         $9,445

Source: Lipper Analytical Services. Past performance, particularly short-term performance, is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund's inception was March 23, 2001. Investors should note that the information presented for Class A and B Shares prior to their introduction on March 23, 2001 is based upon historical performance information of the H&Q IPO
& Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization in March. Additionally, annualized figures have been restated to reflect the initial 5.75% front-end sales charge that applies to Class A Shares, and the maximum 5% contingent deferred sales charge (CDSC) that applies to Class B Shares.

The Fund is currently waiving certain fees. This waiver is effective through 9/7/02. Please note that the renewal of the waiver would reduce returns.

The chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged indices does not include sales charges, but includes reinvestment of all distributions. The Russell 2000 Index tracks the shares of 2000 small-capitalization companies. The NASDAQ 100 Index includes 100 stocks of the largest companies traded in the NASDAQ Stock Market.

PORTFOLIO OF INVESTMENTS

As of September 30, 2001


                                                                     VALUE
SHARES       DESCRIPTION                                         (IN THOUSANDS)
--------------------------------------------------------------------------------
  LONG-TERM INVESTMENTS  87.57%
--------------------------------------------------------------------------------
             COMMON STOCK -- 87.57%

             AGRICULTURAL OPERATIONS -- 2.17%
  122,400    Bunge Limited                                        $ 2,081

             AGRICULTURE -- 3.05%
   86,600    Monsanto Co.                                           2,921

             APPLICATIONS SOFTWARE -- 1.43%
  174,600    Embarcadero Technologies, Inc. +                       1,372

             BIOTECHNOLOGY -- 4.75%
   35,200    Arena Pharmaceuticals, Inc. +                            387
  103,000    Charles River Associates, Inc. +                       3,643
   52,900    Harvard Bioscience, Inc. +                               518
                                                                  --------
                                                                    4,548
             CELLULAR TELECOMMUNICATION -- 5.42%
  213,600    AT & T Wireless Services +                             3,191
  197,455    US Unwired, Inc. +                                     1,996
                                                                  --------
                                                                    5,187
             CERAMIC PRODUCTS-- 2.07%
  128,600    Dal-Tile International, Inc. +                         1,979

             CHEMICALS -- 0.70%
   46,200    Symyx Technologies, Inc. +                               674

             CIRCUIT BOARDS -- 0.32%
17,800       DDI Corp. +                                              139
11,800       Merix Corp. +                                            165
                                                                  --------
                                                                      304

             COMMERCIAL SERVICES -- 2.97%
  251,700    KPMG Consulting, Inc. +                                2,716
   28,100    Wireless Facilities, Inc. +                              125
                                                                  --------
                                                                    2,841

             COMPUTER DATA SECURITY -- 1.63%
  131,500    Sonicwall, Inc. +                                      1,560

             COMPUTERS-INTEGRATED SYSTEMS -- 0.61%
   70,800    McDATA Corp. Class A +                                   583

             COMPUTERS-MEMORY DEVICES-- 1.22%
   39,000    Storage Technology Corp. +                               490
  127,900    United Microelectronics-ADR +                            680
                                                                  --------
                                                                    1,170

             CONTAINERS-PAPER/PLASTIC -- 4.02%
  249,000    Packaging Corp. of America +                           3,847

             DIVERSIFIED FINANCIAL SERVICES-- 2.48%
  242,300    Instinet Group, Inc. +                                 2,372

             ELECTRIC -- 1.70%
  100,700    NRG Energy, Inc. +                                     1,632


                       See notes to financial statements.

                                        6

As of September 30, 2001


                                                                     VALUE
SHARES       DESCRIPTION                                         (IN THOUSANDS)
--------------------------------------------------------------------------------
  LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             ELECTRONIC COMPONENTS -- 2.98%
  130,000    Fairchild Semicon International Class A +            $ 2,087
   80,900    Taiwan Semiconductor +                                   768
                                                                  --------
                                                                    2,855

             FOOD -- 5.74%
  159,800    Kraft Foods, Inc.                                      5,492

             HEALTH CARE-- 2.39%
   78,100    Wilson Greatbatch Technologies +                       2,288

             INSURANCE-- 9.56%
   76,000    John Hancock Life Insurance                            3,036
   77,500    Metlife, Inc.                                          2,302
  264,100    Phoenix Companies, Inc. +                              3,816
                                                                  --------
                                                                    9,154

             INTERNET SOFTWARE-- 5.45%
   68,100    C-Cor Electronics, Inc. +                                460
   80,800    F5 Networks, Inc. +                                      731
   79,800    Openwave Systems, Inc. +                               1,017
  409,500    TIBCO Software, Inc. +                                 3,014
                                                                  --------
                                                                    5,222

             MEDICAL EQUIPMENT AND SUPPLIES -- 2.27%
   85,500    Fisher Scientific International, Inc. +                2,172

             MISCELLANEOUS-- 2.80%
   46,000    MCSI, Inc. +                                             741
  279,200    Crompton Corp.                                         1,935
                                                                  --------
                                                                    2,676

             MISCELLANEOUS MANUFACTURING-- 1.09%
   41,700    Coorstek, Inc. +                                       1,042

             OIL & GAS PRODUCERS-- 6.00%
   78,500    ATP Oil & Gas Corp. +                                    547
  202,800    Chiles Offshore, Inc. +                                4,097
   31,000    Spinnaker Exploration Co. +                            1,097
                                                                  --------
                                                                    5,741

             OIL & GAS SERVICES -- 2.92%
   67,100    Hydril Co. +                                             935
  135,600    Oil States International, Inc. +                         895
   33,000    Osca, Inc. +                                             507
   32,800    W-H Energy Services, Inc. +                              459
                                                                  --------
                                                                    2,796

             PHARMACEUTICALS -- 2.49%
   54,300    Esperion Therapeutics, Inc. +                            405
   41,700    Inspire Pharmaceuticals, Inc. +                          345
   34,700    Ista Pharmaceuticals, Inc. +                              69
  197,900    Orpharma, Inc.                                         1,120
   66,800    Pain Therapeutics +                                      446
                                                                  --------
                                                                    2,385


                       See notes to financial statements.

                                        7

As of September 30, 2001


                                                                     VALUE
SHARES       DESCRIPTION                                         (IN THOUSANDS)
--------------------------------------------------------------------------------
  LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             REITS -- 1.57%
   40,300    America First Mortgage Investment, Inc. +            $   357
   20,800    Annaly Mortgage Management, Inc. +                       301
   25,200    Anthracite Capital, Inc.                                 262
   36,300    RAIT Investment Trust                                    579
                                                                  --------
                                                                    1,499

             SEMICONDUCTORS -- 0.79%
   98,000    Entegris, Inc. +                                         761

             SERVICES-- MISCELLANEOUS REPAIR SERVICES-- 0.20%
      498    Worldcom, Inc.-- MCI Group +                               8
   12,451    Worldcom, Inc.-- Worldcom Group +                        187
                                                                  --------
                                                                      195

             TELCOMMUNICATION EQUIPMENT-- 3.65%
  216,000    UTStarcom, Inc. +                                      3,493
             Telecommunication Services-- 0.30%
    7,400    Illuminet Holdings, Inc. +                               283

             TRANSPORT SERVICES-- 0.66%
   70,400    General Maritime Corp. +                                 630
             Wireless Equipment-- 2.17%
  102,200    RF Micro Devices, Inc. +                               1,697
   24,800    Spectralink Corp. +                                      379
                                                                  --------
                                                                    2,076

             Total Long-Term Investments                           83,831
             (Cost $106,205)

  SHORT-TERM INVESTMENTS -- 12.43%

             MONEY MARKET FUNDS-- 12.43%
5,949,643    Blackrock Provident Institutional
               Funds-- Temp Cash Portfolio                          5,950
5,949,643    Blackrock Provident Institutional
               Funds-- Temp Fund Portfolio                          5,949
                                                                  --------
                                                                   11,899

             Total Short-Term Investments                          11,899
             (Cost $11,899)

             Total Investments-- 100.00%                          $95,730
             (Cost $118,104)

+  Non Income Producing Security


                       See notes to financial statements.

JPMorgan FUNDS
STATEMENT OF ASSETS AND LIABILITIES September 30, 2001


                                                                               H&Q IPO &
                                                                                EMERGING
                                                                                COMPANY
(Amounts in Thousands, Except Per Share Amounts)                                 FUND
   ASSETS:
     Investments, at value (cost $118,104)                                      $ 95,730
     Cash                                                                            378
     Other assets                                                                     11
     Receivables:
      Dividends                                                                       57
      Transfer agent                                                                  28
      Fund shares sold                                                                41
      Securities sold                                                             15,762
      Interest                                                                        28
                                                                                ---------
          Total Assets                                                           112,035
                                                                                ---------
   LIABILITIES:
     Payables:
      Fund shares redeemed                                                           319
      Securities purchased                                                        12,176
     Accrued liabilities:
      Investment advisory fees                                                        49
      Distribution fees                                                              106
      Other                                                                           20
                                                                                ---------
          Total Liabilities                                                       12,670
                                                                                ---------
   NET ASSETS:
     Paid in capital                                                             360,574
     Accumulated net realized loss on investments and futures transactions      (238,835)
     Net unrealized depreciation on investments                                  (22,374)
                                                                                ---------
          Total Net Assets                                                      $ 99,365
                                                                                =========
   Shares of beneficial Interest outstanding ($.001 par value;
   unlimited number of shares authorized)
     Class A Shares                                                               21,959
     Class B Shares                                                                1,330
   NET ASSET VALUE
     Class A Shares (and redemption price)                                      $   4.27
     Class B Shares*                                                            $   4.22
   Class A Maximum Public Offering Price Per Share
   (net asset value per share/94.25%)                                           $   4.53

*  Redemption price may be reduced by contingent deferred sales charge


                       See notes to financial statements.

JPMorgan FUNDS

STATEMENT OF OPERATIONS September 30, 2001


                                                                               H&Q IPO &
                                                                                EMERGING
                                                                                COMPANY
(Amounts in Thousands)                                                            FUND
   INVESTMENT INCOME:
     Dividends                                                                 $   1,084
     Interest                                                                        436
                                                                               ----------
          Total Investment Income                                                  1,520
                                                                               ----------
   EXPENSES:
     Investment advisory fees                                                      1,258
     Distribution fees                                                               602
     Transfer agency fees                                                            131
     Shareholder service fees                                                        106
     Custodian fees                                                                   41
     Accounting fees                                                                 222
     Legal fees                                                                      100
     Audit fees                                                                       23
     Insurance expense                                                                26
     Registration fees                                                                82
     Trustees' fees and expenses                                                      12
     Printing and postage                                                             27
     Other expenses                                                                   17
                                                                               ----------
          Total Expenses                                                           2,647
                                                                               ----------
            Net investment gain (loss)                                            (1,127)
                                                                               ----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on:
      Investments                                                               (234,090)
      Futures transactions                                                           191
     Change in net unrealized appreciation (depreciation) of investments         (30,918)
                                                                               ----------
     Net realized and unrealized gain (loss) on investments                     (264,817)
                                                                               ----------
   DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $(265,944)
                                                                               ==========


                       See notes to financial statements.

JPMorgan FUNDS

STATEMENT OF CHANGES IN NET ASSETS September 30, 2001


                                                                                       H&Q IPO &
                                                                                   EMERGING COMPANY
                                                                                         FUND
                                                                              ---------------------------
                                                                               10/01/2000     10/29/1999*
                                                                                 THROUGH        THROUGH
(Amounts in Thousands)                                                          9/30/2001      9/30/2000
   INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
     Net investment gain (loss)                                                 $  (1,127)     $  (3,796)
     Net realized gain (loss) on investments                                     (233,899)         1,631
     Change in net unrealized appreciation (depreciation)
      of investments                                                              (30,918)         8,545
                                                                              ---------------------------
          Increase (Decrease) in net assets resulting
           from operations                                                       (265,944)         6,380
                                                                              ---------------------------
   DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
     Class A                                                                          (97)            (2)
     Class B                                                                           (2)            --
     Common shares                                                                      0             (7)
   DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
   GAINS ON INVESTMENTS TRANSACTIONS:
     Class A                                                                       (4,472)            (3)
     Class B                                                                         (266)            (2)
     Common shares                                                                      0            (37)
                                                                              ---------------------------
          Total dividends and distributions to shareholders                        (4,837)           (51)
                                                                              ---------------------------
   Increase (Decrease) from capital share transactions (See Note 4)               (94,296)       458,013
                                                                              ---------------------------
          Total Increase (Decrease) in net assets                                (365,077)       464,342
   NET ASSETS
     Beginning of period                                                          464,442            100
                                                                              ---------------------------
     End of period                                                              $  99,365      $ 464,442
                                                                              ===========================


* Commencement of operations


                       See notes to financial statements.

JPMorgan H&Q IPO & EMERGING COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective March 23, 2001, the H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust") was reorganized into JPMorgan H&Q IPO & Emerging Company Fund in a tax free reorganization with the transfer of all assets and liabilities of the H&Q IPO Fund to JPMorgan H&Q IPO & Emerging Company Fund. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund received Class A Shares in the JPMorgan H&Q IPO & Emerging Company Fund, and holders of the Class B Shares in H&Q IPO Fund received Class B Shares in the JPMorgan H&Q IPO & Emerging Company Fund (the "Fund"). The Fund offers two classes of shares. Class A shares are sold with a front end sales charge and Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have equal rights to earnings, assets, and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUND:

     A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last quoted sales price on the exchange on which such securities are principally traded, if a sale price is not available the securities are valued at the mean between the most recent bid and ask prices. Securities traded in the over the counter market are valued at the last bid price. Exchange traded futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded; in the absence of such a price the most recent bid price is used or the last available closing settlement price if no bid price is available that day. Short term debt securities with 61 days or more to maturity at the time of purchase are valued, through the 61st day prior to maturity, at market value based upon quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at the time of purchase are valued at amortized cost which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. REPURCHASE AGREEMENTS -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. FUTURES CONTRACTS -- When the Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

     Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the amount of the notional value of the futures contracts.

     The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     At September 30, 2001, the Fund had no outstanding futures contracts.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

     E. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

     The following amounts were reclassified within the capital accounts (in thousands):

                                                ACCUMULATED
                                              UNDISTRIBUTED/
                                             (OVERDISTRIBUTED)
                                              NET INVESTMENT
           PAID IN CAPITAL                        INCOME
           ---------------                   -----------------
              $(1,226)                            $1,226

     The reclassification primarily relates to the character for tax purposes of current year net operating losses.

     G. EXPENSES -- In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to a separate investment advisory agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") acts as the Investment Advisor to the Fund. JPMFAM is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. ("JPMC"). As Investment Advisor, JPMFAM supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.65% of the average daily net assets.

     Symphony Asset Management, LLC. ("Symphony"), a registered investment advisor, is the investment sub-advisor to the Fund, pursuant to an investment sub-advisory agreement between Symphony and JPMFAM. Symphony is entitled to receive a fee, payable by JPMFAM at an annual rate equal to 0.35% of the Fund's average daily net assets not in excess of $100 million and 0.375% of such assets in excess of $100 million.

     B. DISTRIBUTION FEES -- For the period October 1, 2000 through March 23, 2001, Chase Securities, Inc., a wholly owned subsidiary of JPMC, served as the Fund's distributor. Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JFD"), an indirect, wholly-owned subsidiary of BISYS Fund Services, became the Fund's distributor on March 23, 2001. JFD promotes and arranges for the sale of the Fund's shares. The Trustees have adopted distribution plans for class A and B shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund shall pay distribution fees at an annual rate not to exceed .30% and 1.00% for class A and B shares, respectively, of the average daily net assets of each class of shares.

     Chase Securities, Inc. received net commissions from sales of the Fund's shares and received contingent deferred sales charges of $2 and $158, respectively (in thousands) for the period October 1, 2000 through September 30, 2001.

     C. SHAREHOLDER SERVICING FEES -- The Trust has adopted an Administrative Services Plan, which among other things, provides that the Trust on behalf of the Fund may obtain services of one or more Shareholder Servicing Agents. For their services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to .10% of the daily net assets of the Common class of the Fund. The relationship ended as of March 23, 2001.

     D. EXPENSE CAP -- Effective September 7, 2001 The Chase Manhattan Bank, a wholly-owned subsidiary of JPMC, agreed to reimburse the Fund to the extent total operating expenses of Class A and Class B Shares (which excludes interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% and 2.05%, respectively, of the average daily net assets through September 7, 2002.

     E. OTHER -- Certain officers of the Trust are officers of JPMC or of BISYS or their subsidiaries.

3.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

Purchases                                      290,644
Proceeds of sales and maturities               360,866

4.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows (in thousands):

JPMORGAN H&Q IPO & EMERGING COMPANY FUND


                                  CLASS A             CLASS B           COMMON SHARES
                        -------------------------------------------------------------------
                             AMOUNT    SHARES     AMOUNT   SHARES      AMOUNT    SHARES
                        -------------------------------------------------------------------
                                      OCTOBER 1, 2000 TO SEPTEMBER 30, 2001
                        -------------------------------------------------------------------
Sold                        $    708      102   $     47       6    $   9,860      1,283
Sold due to
reorganization               128,852   24,175         --      --           --         --
Reinvested                       335       46        257      35        4,199        572
Redeemed                      27,213    5,032      4,807     710       77,682     10,167
Redeemed due to
reorganization                    --       --         --      --      128,852     24,175
                           ----------------------------------------------------------------
Net Increase (Decrease)     $102,682   19,291   $ (4,503)   (669)   $(192,475)   (32,487)
                           ================================================================

                  OCTOBER 29, 1999 (COMMENCEMENT OF OPERATIONS)
                              TO SEPTEMBER 30, 2000
Sold                        $ 39,191    3,087   $ 28,201   2,324    $ 659,648     51,794
Reinvested                         4       --          2      --           44          3
Redeemed                       5,816      429      4,059     325      259,202     19,310
                           ----------------------------------------------------------------
Net Increase (Decrease)$      33,379    2,658   $ 24,144   1,999    $ 400,490     32,487
                           ================================================================

5.  FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at September 30, 2001 are as follows (in thousands):

Aggregate Cost                                  $ 120,658
                                                ----------
Gross Unrealized appreciation                   $   6,216
Gross Unrealized depreciation                     (28,144)
                                                ----------
Net Unrealized Appreciation (Depreciation)      $ (21,928)
                                                ==========

Capital losses incurred after October 31 ("Post October Capital Losses") within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The H&Q IPO Fund incurred $228,160,035 in Post October Capital Losses and it elected to defer such capital losses.

As of September 30, 2001, the Fund had a capital loss carryover which will be available to offset capital gains. To the extent that any of the capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

               AMOUNT                         EXPIRATION DATE
             ------------                     ---------------
              8,120,539                     September 30, 2009

6.  SUBSEQUENT EVENT

On September 5, 2001, the Board of Trustees approved both the change in the fund name to the JPMorgan Mid-Cap Growth Fund and the change in its investment strategy away from initial public offerings and small company stocks to mid-cap growth stocks. These changes, as described in the notice sent to shareholders dated September 28, 2001, have been filed with the SEC and are expected to be effective November 30, 2001.

JPFAM will be terminating its sub-advisory agreement with Symphony prior to November 30, 2001.

FINANCIAL HIGHLIGHTS


                                                                                H&Q IPO & EMERGING COMPANY FUND
                                                                        -----------------------------------------------
                                                                          CLASS A     CLASS A     CLASS B     CLASS B
                                                                        ----------   ----------  ----------  ----------
                                                                         10/01/00    10/29/99**   10/01/00   10/29/99**
                                                                          THROUGH     THROUGH     THROUGH     THROUGH
                                                                         09/30/01     09/30/00    09/30/01    09/30/00
                                                                        ----------   ----------  ----------  ----------
Per share operating performance:
Net asset value--beginning of period                                       $ 12.51     $ 10.00     $12.43     $ 10.00
                                                                          ----------  ----------  ---------  -----------
Income from Investment Operations
  Net investment income (loss)                                               (0.02)**    (0.09)      (.07)**    (0.17)
  Realized and unrealized gain (loss) on investments--net                    (8.06)       2.60      (7.98)       2.60
                                                                          ----------  ----------  ---------  -----------
   Total from investment operations                                          (8.08)       2.51      (8.05)       2.43
                                                                          ----------  ----------  ---------  -----------
Less dividends and distributions (*)
  Dividends from net investment income                                        0.00        0.00       0.00        0.00
  Distributions from capital gains                                           (0.16)       0.00      (0.16)       0.00
                                                                          ----------  ----------  ---------  -----------
   Total dividends and distributions                                         (0.16)       0.00      (0.16)       0.00
                                                                          ----------  ----------  ---------  -----------
Net asset value, end of the period                                         $  4.27     $ 12.51     $ 4.22     $ 12.43
                                                                          ----------  ----------  ---------  -----------
Total Return(1)                                                             (65.10%)     25.12%    (65.30%)     24.31%
Ratios/supplemental data:
Ratios to average net assets:#
  Expenses--net                                                               1.30%       1.16%      2.00%       1.86%
  Expenses before waiver                                                      1.30%       1.20%      2.00%       1.91%
  Investment income (loss)--net                                              (0.54%)     (0.68%)    (1.22%)     (1.38%)
  Portfolio turnover rate                                                   159.24%     146.63%    159.24%     146.63%
  Net Assets, end of the period (000's)                                    $93,756     $33,375     $5,609     $24,854

**  Commencement of operations
(1) Total return figures do not include the effect of any front end sales load (not annualized)
#   Annualized
*   Amounts are less than $.01 per share
**  Calculated based on average shares outstanding


                       See notes to financial statements.

JPMorgan
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
the H&Q IPO & Emerging Company Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the H&Q IPO & Emerging Company Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 29, 1999 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 9, 2001

JPMorgan FUNDS
SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders was held on March 23, 2001 at 1211 Avenue of the Americas, New York, New York 10036 for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between H&Q Trust, on behalf of H&Q IPO Fund, and the Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Vista H&Q IPO & Emerging Company Fund ("Chase Vista H&Q IPO Fund"), and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of H&Q IPO Fund to Chase Vista H&Q IPO Fund, a newly-created series of MFIT ("Chase Vista H&Q IPO Fund") in exchange for (i) Class A Shares of Chase Vista H&Q IPO Fund (the "Class A Shares") and (ii) Class B Shares of Chase Vista H&Q IPO Fund (the "Class B Shares" and, together with the Class A Shares, the "Chase Vista H&Q IPO Fund Shares"); and (b) the distribution of such Chase Vista H&Q IPO Fund Shares to the Shareholders of H&Q IPO Fund in exchange for all outstanding shares of H&Q IPO Fund. A majority of shareholders approved the Reorganization Plan by the following vote:


                           COMMON CLASS      CLASS A       CLASS B
For                         14,494,886      1,365,499       963,090
Against                        985,712         10,754        37,194
Abstain                        476,416          9,170         7,359

A Special Meeting of Shareholders was held on July 3, 2001 at 1211 Avenue of the Americas, New York, New York 10036 for purposes of approving the election of eight Trustees. A majority of shareholders approved the election of each Trustee by the following votes:


                                           AFFIRMATIVE     NEGATIVE
William J. Armstrong                       25,969,547       720,742
Roland R. Eppley, Jr.                      25,958,383       731,905
Ann Maynard Gray                           25,960,504       729,784
Matthew Healey                             25,969,232       721,056
Fergus Reid, III                           25,944,739       745,549
James J. Schonbachler                      25,961,768       728,520
Leonard M. Spalding, Jr.                   25,973,352       716,937
H. Richard Vartabedian                     25,961,566       728,723

                                                          TAX LETTER (UNAUDITED)

JPMORGAN H&Q IPO & EMERGING COMPANY FUND


Certain tax information for the JPMorgan Equity Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended September 30, 2001. The information and distributions reported in this letter may differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under a separate cover.

The following represents the source and the percentage of income earned from government obligations, the percentage of distribution eligible for the dividends received deduction and the per share long term capital gains distributed by the Funds for the fiscal year ended September 30, 2001.


                                                              LONG-TERM CAPITAL
                                      DIVIDENDS RECEIVED     GAINS DISTRIBUTION
FUND                                      DEDUCTION               PER SHARE
H&Q IPO & Emerging Company Fund               --                     .16

                      [This page intentionally left blank]

JPMorgan
FAMILY OF FUNDS


U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Growth Fund II
Equity Income Fund
Large Cap Growth Fund
Market Neutral Fund
Mid Cap Value Fund
Small Cap Growth Fund
SmartIndexTM Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund

SELECT FUNDS

Select Balanced Fund
Select Equity Income Fund
Select Growth & Income Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS

Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

INTERNATIONAL EQUITY FUNDS

Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Opportunities Fund
Fleming Japan Fund

SPECIALTY FUNDS

Focus Fund
Global 50 Fund
Global Healthcare Fund
Mid Cap Growth Fund
H&Q Technology Fund

FIXED INCOME FUNDS

Bond Fund
Bond Fund II
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short-Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
    Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT


INVESTMENT ADVISER
JPMorgan Fleming Asset
Management (USA) Inc., a subsidiary
of J.P. Morgan Chase & Co.

INVESTMENT SUB-ADVISER
Symphony Asset Management, LLC

DISTRIBUTOR
J.P. Morgan Fund Distributors Inc.

ADMINISTRATOR
PFPC, Inc.

TRANSFER AGENT
DST Systems, Inc.

CUSTODIAN
PFPC Trust Company

LEGAL COUNSEL
Simpson Thatcher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan H&Q IPO & Emerging Company Fund is distributed by J.P. Morgan Fund Distributors Inc., which is an indirect, wholly-owned subsidiary of BISYS Fund Services.

JPMC and its respective affiliates receive compensation from the Fund for providing services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

To obtain a prospectus call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

      (C) J.P. Morgan Chase & Co., 2001. All Rights Reserved. November 2001

                                                                   AN-HQIPO-1101